UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2007

ARGONAUT GROUP, INC.

(Exact name of registrant as specified in its charter)

0-14950

(Commission File Number)

Delaware	95-4057601
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10101 Reunion Place, Suite 500

San Antonio, TX 78216

(Address of principal executive offices, with zip code)

(210) 321-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(c) On February 6, 2007, the Company’s Board of Directors appointed Mr. Gregory M. Vezzosi, 52, Executive Vice President and Chief Operating Officer of the Company.

Prior thereto, Mr. Vezzosi served as Senior Vice President, Specialty Commercial for St. Paul Travelers from August 2003 until November 2006. From July 1996 until November 2002, Mr. Vezzosi served in various executive management roles at Royal & SunAlliance in Charlotte, North Carolina, most recently as Senior Vice President and Chief Underwriting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 12, 2007

ARGONAUT GROUP, INC.

/s/ Craig S. Comeaux
By:	Craig S. Comeaux
Its:	Vice President, Deputy General Counsel and Secretary